Goodwill	12 Months Ended
Sep. 30, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

9. Goodwill

The change in the carrying amount of goodwill for the years ended September 30, 2024 and 2023 is summarized as follows:

	September 30, 2024	September 30, 2023
Beginning balance	$25,101	$12,130
Disposals	(1,526)	-
Acquisitions	3,335	12,971
Impairment expense	(26,910)	-
Ending balance	–	25,101

The Company allocates goodwill to its Pharmacy and Prescription Drug Sales reporting unit, which includes multiple operating segments primarily consisting of retail and specialty pharmacies, wholesale distribution of pharmaceuticals, patient support programs, and a diagnostic laboratory.

The impairment was primarily driven by significant adverse changes in expected future cash flows resulting from the Company’s loss of a key contract during the fourth quarter of fiscal 2024, which materially reduced projected revenue for the Pharmacy and Prescription Drug Sales reporting unit. The contract, which accounted for a substantial portion of the reporting unit’s revenue base, was not renewed due to changes in customer procurement strategy. In addition, challenging industry dynamics, including increased pricing pressure from payors and reduced reimbursement rates, contributed to lower long-term growth expectations and operating margin forecasts. These factors, combined with a higher discount rate reflecting increased market volatility and risk specific to the Company’s sector, resulted in a decrease in the estimated fair value of the reporting unit below its carrying amount, triggering the goodwill impairment.

SRX HEALTH SOLUTIONS INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended September 30, 2024 and 2023

(Expressed in thousands of Canadian dollars except per share amounts)

As of September 30, 2024, the Company performed a quantitative goodwill impairment test for this reporting unit in accordance with ASC 350, Intangibles—Goodwill and Other. The fair value of the reporting unit was estimated using a discounted cash flow (DCF) analysis under the income approach. Based on the results of this analysis, the carrying amount of the reporting unit exceeded its fair value, resulting in a goodwill impairment charge of $26,910 for the year ended September 30, 2024, which has been recognized in the consolidated statement of operations. No impairment of goodwill was identified for the year ended September 30, 2023.

The key assumptions used in the DCF model included projected cash flows, revenue growth rates, operating margins, discount rate, and terminal growth rate. These assumptions reflect Level 3 inputs in the fair value hierarchy under ASC 820, Fair Value Measurement, due to their reliance on unobservable inputs and management judgment.

The DCF model incorporated five years of projected cash flows based on the Company’s historical results, current operating performance, and management’s best estimates of future conditions. The projections assumed a significant revenue decline of 51% in 2025, followed by a rebound with 5% growth in 2026, and a return to a normalized annual growth rate of 2% through 2029 (2023: 3.0%). The model also assumed an earnings margin of 21.0% (2023: 19.7%). A terminal growth rate was applied to cash flows beyond the forecast period.

The estimated future cash flows were discounted using an after-tax weighted average cost of capital (WACC) of 17.5% (2023: 15.6%), which reflects the Company’s risk profile and prevailing market conditions as of the measurement date.